INCOME (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2014
INCOME (LOSS) PER SHARE
Schedule for calculation of basic and diluted income (loss) attributable to the company's ordinary shareholders per share
	2012	2013	2014
Numerator:
Net income from continuing operations	$7,919,466	$1,826,492	$3,442,098
Net loss on discontinued operations	$(30,351,616)	$(28,436,783)	$(19,792,358)
Net loss available to Mecox Lane Limited shareholders	$(22,432,150)	$(26,610,291)	$(16,350,260)

Denominator:
Weighted average ordinary shares—basic	404,247,016	418,347,060	452,758,464
Dilutive effect of share options	140,207	3,904,603	—
Weighted average ordinary shares-diluted	404,387,223	422,251,663	452,758,464

Net income per share attributable to Mecox Lane-basic
Income from continuing operations	0.02	0.01	0.01
Loss on discontinued operations	(0.08)	(0.07)	(0.04)

Net income per share attributable to Mecox Lane-diluted
Income from continuing operations	0.02	0.01	0.01
Loss on discontinued operations	(0.08)	(0.07)	(0.04)